UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2019

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd

Floor, Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices, and Zip Code)

(215) 207-2100

Registrant’s telephone number, including area code:

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, the Compensation Committee of the Board of Trustees (the “Board”) of RAIT Financial Trust (“RAIT”) approved the termination of the RAIT Financial Trust 2017 Incentive Award Plan (together with its predecessor plans, the “IAP”) to take effect when post-effective amendments (the “S-8 PEAs”) to the S-8 Registration Statements (defined below) became effective under the Securities Act of 1933, as amended (the “Securities Act”). On December 13, 2019, RAIT filed the S-8 PEAs with the Securities and Exchange Commission (the “SEC”) to registration statements filed by RAIT on Form S-8 (collectively, the “S-8 Registration Statements”) with SEC File Numbers 333-218983, 333-182094, 333-151627, 333-125480, 333-100766 and 333-67452 to remove any unsold securities from registration under the S-8 Registration Statements. The S-8 PEAs became automatically effective upon filing with the SEC and as a result, the IAP was terminated as of December 13, 2019.

Item 7.01 Regulation FD Disclosure.

On December 10, 2019, the Board approved the termination of RAIT’s Dividend Reinvestment and Share Purchase Plan (the “DRSPP”) to take effect when a post-effective amendment (the “S-3 PEA”) to the Shelf Registration Statement (defined below) becomes effective under the Securities Act. On December 13, 2019, RAIT filed the S-3 PEA with the SEC to the registration statement filed by RAIT on Form S-3 (the “Shelf Registration Statements”) with SEC File Number 333-217776 to remove any unsold securities from registration under the Shelf Registration Statement. RAIT has requested that the SEC declare the S-3 PEA effective at 4:30 p.m., Eastern Time, on December 17, 2019 or as soon thereafter as is practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 13, 2019	By:	/s/ John J. Reyle
Name: John J. Reyle
Title: Chief Executive Officer, President & General Counsel